                                                                   EXHIBIT 10.47

                                 AMENDMENT NO. 6
                         TO CREDIT AGREEMENT AND WAIVER

         THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is entered into as of July 31, 2003, among LA PETITE ACADEMY, INC., a Delaware corporation (the "Borrower"); LPA HOLDING CORP., a Delaware corporation ("Holdings"); the Lenders party hereto; and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender (in such capacities, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrower, Holdings, the Lenders and certain other persons signatory thereto entered into the Credit Agreement dated as of May 11, 1998 (as previously amended and modified by Amendment No. 1, dated as of December 13, 1999; Amendment No. 2, dated as of June 29, 2000; Amendment No. 3, dated as of November 14, 2002; Amendment No. 4, dated as of February 5, 2002; and Amendment No. 5 dated as of February 10, 2003, and as otherwise amended or modified from time to time, the "Credit Agreement");

         WHEREAS, as set forth on Annex I hereto, Events of Default exist under the Credit Agreement as a result of the failure of the Borrower to comply with certain terms of Sections 5.01 and 5.10 of the Credit Agreement (as specifically set forth on Annex I hereto) through the date hereof (the "Existing Defaults");

         WHEREAS, the Borrower has requested that the Lenders waive the Existing Defaults and that the Lenders agree to modify certain terms of the Credit Agreement;

         WHEREAS, the Lenders are willing to provide a waiver of the Existing Defaults based upon and subject to the terms and conditions specified in this Amendment; and

         WHEREAS, the Lenders and the Loan Parties have agreed to modify the Credit Agreement as more fully set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as set forth below.

                                    AGREEMENT

                                    SECTION 1
                              REAFFIRMATION/WAIVERS

         1.1 Reaffirmation of Existing Debt and Liens. The Borrower acknowledges and confirms that: (a) as of the date hereof, the outstanding principal amount of Revolving Loans and issued Letters of Credit is $25,000,000 and the outstanding principal amount of Term Loans is $34,493,589.39; (b) the Lenders have a Lien on all Collateral and the Collateral is not subject to any Lien other than those specifically permitted under the Loan Documents; (c) all obligations under the Loan Documents will be due and payable in full on the Maturity Date if not accelerated sooner pursuant to the terms of the Credit Agreement; (d) the Borrower's obligation to repay the outstanding principal amount of the Loans and to reimburse the Issuing Bank for any drawing on a Letter of Credit is unconditional and, as of the date hereof, is not subject to any offsets, defenses or counterclaims; (e) the Administrative Agent and the Lenders have performed fully all of their respective obligations to the Loan Parties under the Credit Agreement and the other Loan Documents; and (f) by entering into this Amendment, the Lenders party hereto do not waive, modify or release (except as specifically set forth herein) any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of the Loan Parties thereunder.

         1.2      Waiver.

         (a) The Borrower acknowledges the existence and continuation of the Existing Defaults. The Lenders hereby permanently waive the Existing Defaults subject to the satisfaction of the terms and conditions set forth in
Article III (unless such terms and conditions are otherwise waived by the Lenders).

         (b) Except for the specific waiver set forth above, nothing contained herein shall be deemed to constitute a waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law or (ii) the Loan Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Loan Documents not specifically waived.

         (c) The specific waiver set forth herein is a one-time waiver and shall be effective only in this specific instance, and shall not obligate the Lenders to waive any Default or Event of Default other than the Existing Defaults, now existing or hereafter arising.

                                    SECTION 2
                         AMENDMENTS TO CREDIT AGREEMENT

         Effective as of the date hereof (or at such other time specified herein, as applicable), the Credit Agreement is amended as set forth below.

         Section 1.01 of the Credit Agreement is hereby amended to add the following new definition of "Amendment No. 1 to Securities Purchase Agreement" in the appropriate alphabetical order:

                  "'Amendment No. 1 to Securities Purchase Agreement' means Amendment No. 1 to the 2003 Securities Purchase Agreement dated as of July 31, 2003, among Holdings, LPA Investment and the other signatories thereto from time to time .

                  " The definition of "2003 Securities Purchase Agreement" set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

                  "'2003 Securities Purchase Agreement' means the Securities Purchase Agreement dated as of February 10, 2003, among Holdings, LPA Investment and the other signatories thereto from time to time, as amended by Amendment No. 1 to Securities Purchase Agreement and as otherwise amended from time to time."

                  The definition of "Consolidated EBITDA" set forth in Section
         1.01 of the Credit Agreement is amended and restated in its entirety as follows:

                  "`Consolidated EBITDA' means, for any period, Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Net Income for such period, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of letter of credit fees paid during such period, (c) the aggregate amount of income tax expense for such period, (d) all amounts attributable to depreciation, amortization and other non-cash charges or losses for such period, (e) (i) all fees, costs and expenses to be paid by the Loan Parties (including, but not limited to, the fees, costs and expenses to be reimbursed by the Loan Parties to the Administrative Agent and the Lenders) in connection with the negotiation, execution and delivery of Amendment No. 3, Amendment No. 4 and Amendment No. 5 and (ii) all fees, costs and expenses associated with the New Equity Issuance, the Equity Commitment and the 2003 Equity Commitment (including, but not limited to, legal fees) ((i) and (ii) collectively referred to as the "Amendment Expenses"); (f) proceeds received by Holdings, if any, from time to time pursuant to the transactions contemplated by the 2003 Securities Purchase Agreement; (g) all fees, costs and expenses of any consultants or advisors engaged by the Borrower from time to time and incurred prior to July 31, 2003 (including, but not limited to, Argus Management Corporation, J. Alix and Barrier Advisors, L.P.); (h) any non-recurring charges associated with the closing of any Academy owned, leased or operated by the Borrower or any of its Subsidiaries; and (i) non-cash expenses resulting from the grant of stock options to any director, officer or employee of Holdings, the Borrower or any Subsidiary pursuant to a written plan or agreement, all as determined on a consolidated basis with respect to Holdings, the Borrower and the Subsidiaries in accordance with GAAP."

         Article VII of the Credit Agreement is amended to add the following paragraph immediately following the final paragraph thereof:

                  "Notwithstanding anything to the contrary contained herein, any Default of Event of Default arising out clause (a) or (b) above (a "Payment Default") shall be automatically waived by the Lenders at such time as (i) Holdings receives proceeds from the 2003 Equity Commitment equal to the applicable Payment Default Amount (as defined in the 2003 Securities Purchase Agreement) in accordance with the terms of the

         2003 Securities Purchase Agreement and (ii) such proceeds are used to pay to the Lenders the full amount of any portion of the Obligations then past-due and owing."

                                    SECTION 3
                              CONDITIONS PRECEDENT

         This Amendment shall not be effective until the conditions set forth below have been satisfied (or waived by the Lenders).

                  (a) Documentation. Receipt by the Administrative Agent of counterparts of this Amendment executed by each of the Loan Parties and the Lenders.

                  (b) Expenses. The payment by the Borrower to Haynes and Boone, L.L.P., counsel to the Administrative Agent and Highland Capital Management, L.P., of all legal fees incurred by such Persons in connection with the Credit Agreement to the extent an invoice for such fees and expenses is sent to the Borrower or its counsel prior to the date hereof.

                                    SECTION 4
                                  MISCELLANEOUS

         4.1 Ratification of Loan Documents. The terms "Credit Agreement" and "Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. The Borrower and Holdings each
(a) ratifies and confirms all provisions of the Credit Agreement, as amended by this Amendment, and the other Loan Documents; (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and secure full payment and performance of its obligations under the Credit Agreement and the other Loan Documents; and
(c) agrees to perform such reasonable acts and duly authorize, execute, acknowledge, deliver, file and record such additional documents, and certificates as the Administrative Agent or Required Lenders may reasonably request in order for the Lenders to create, perfect, preserve and protect those guaranties, assurances and liens. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement, the other Loan Documents and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

         4.2 Consent to Amendment No. 1 to Securities Purchase Agreement. The Administrative Agent and the Lenders each hereby consent to the execution and delivery of Amendment No. 1 to the Securities Purchase Agreement by the parties thereto.

         4.3 Authority/Enforceability. Each of the Loan Parties, the Administrative Agent and the Lenders party hereto represents and warrants as set forth below.

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No material consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         4.4 Representation and Warranties. Each of the Borrower and Holdings represents and warrants to the Lenders as set forth below.

                  (a) The representations and warranties of the Borrower and Holdings set forth in Article III of the Credit Agreement qualified as to materiality are true and correct as of the date hereof and those not so qualified are true and correct as of the date hereof in all material respects, except, in each case, for those that specifically relate to an earlier date.

                  (b) No event has occurred and is continuing which constitutes a Default or an Event of Default (other than as specifically waived hereby).

                  (c) The Security Documents create a valid security interest in, and Lien upon, the Collateral.

                  (d) The Loan Documents, as amended hereby, are valid and binding obligations of the Loan Parties, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

                  (e) The execution and delivery of this Amendment and the performance of the transactions contemplated hereby (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or, if not obtained or made, would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect; (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Holdings, the Borrower or any of the Subsidiaries or any order of any Governmental Authority, except, with respect to any violation of applicable law or regulation or any order of any Governmental Authority, to the extent any such violation would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect; and (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings, the Borrower or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Holdings, the Borrower or any of the Subsidiaries, except to the extent any such violation, default or right would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                  (f) The information required to be delivered to the Administrative Agent and the Lenders, as applicable, prior to the date hereof pursuant to Section 5.01 of the Credit Agreement has been provided to the Administrative Agent and the Lenders, as applicable, prior to the date hereof.

         4.5 Covenants. Each of Holdings and the Borrower covenants to file with the Securities and Exchange Commission on or before August 31, 2003, its quarterly reports on form 10-Q for the fiscal quarters ended October, 19, 2002, January 11, 2003 and April 5, 2003.

         4.6 General Release. In consideration of the Lenders entering into this Amendment, the Loan Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof.

         4.7 Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

         4.8 Further Assurances. The Borrower agrees to promptly take such action, upon the reasonable request of the Administrative Agent or the Required Lenders, as is reasonably necessary to carry out the intent of this Amendment, the Security Documents and the Loan Documents, including, but not limited to, such actions as are necessary to ensure that the Lenders have a perfected security interest in the Collateral subject to no Liens other than the Liens permitted by Section 6.02 of the Credit Agreement.

         4.9 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [remainder of page intentionally left blank]

                                                                         ANNEX I

                                EXISTING DEFAULTS

SECTION OF
CREDIT AGREEMENT                                                  DEFAULT
------------------           -----------------------------------------------------------------------------------
5.01(k), 5.01(l)             Failure to provide financial information for the 36-week period ended March 8, 2003 on a timely basis.

5.01(k), 5.01(l)             Failure to provide financial information for the fiscal quarter ended October 19,
                             2002 on a timely basis.

5.01(k), 5.01(l)             Failure to provide financial information for the fiscal quarter ended January 11,
                             2003 on a timely basis.

5.01(c), 5.01(j), 5.01(l)    Failure to provide financial information for each four-week fiscal period
                             (except for a period ending on the last day of each fiscal quarter) from February
                             10, 2003 to May 31, 2003 on a timely basis.

5.01(f)                      Failure to deliver a detailed consolidated budget for fiscal year 2004 on a timely basis within the first 15 days of the fiscal year.

5.01(i)                      Failure to provide a 13 week forecast of cash flows on March 15, 2003 and within 30 days after the end of each four-week fiscal period through the date hereof on a timely basis.

5.01(m)                      Failure to provide a list of all material assets acquired during the four- week fiscal period ended March 8, 2003 and within 30 days after the end of each four-week fiscal period through the date hereof on a timely basis.

5.10                         Failure to file by April 15, 2003, quarterly reports on form 10Q for the fiscal quarters ended October 19, 2002 and January 11, 2003.

5.10                         Failure to file a quarterly report on form 10Q for the fiscal quarter ended April 5,
                             2003.

                                 Signature Page
                 Amendment No. 6 to Credit Agreement and Waiver
                             La Petite Academy, Inc.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers or attorneys-in-fact as of the day and year first above written.

BORROWER:                  LA PETITE ACADEMY, INC.

                           By: /s/ Michael Czlonka
                               -----------------------------------
                               Name: Michael Czlonka
                               Title: Senior Vice President and C.F.O.

HOLDINGS:                  LPA HOLDING CORP.

                           By: /s/ Michael Czlonka
                               -----------------------------------
                               Name: Michael Czlonka
                               Title: Senior Vice President and C.F.O.

                                 Signature Page
                 Amendment No. 6 to Credit Agreement and Waiver
                             La Petite Academy, Inc.

         Each of the undersigned are unconditional guarantors of all obligations of the Borrower under the Loan Documents and acknowledge and agree that (a) this Amendment does not modify or waive any of its obligations under the Loan Documents, including the Guarantee Agreements and (b) all Liens granted by it to support its obligations remain in full force and effect.

                           LPA HOLDING CORP.

                           By: /s/ Michael Czlonka
                               ----------------------------------
                               Name: Michael Czlonka
                               Title: Senior Vice President and C.F.O.

                           LPA SERVICES, INC.

                           By: /s/ Michael Czlonka
                               ----------------------------------
                               Name: Michael Czlonka
                               Title: Senior Vice President and C.F.O.

                           BRIGHT START, INC.

                           By: /s/ Michael Czlonka
                               ---------------------------------
                               Name: Michael Czlonka
                               Title: Senior Vice President and C.F.O.

LENDERS:                   U.S. BANK NATIONAL ASSOCIATION

                           By: /s/ David L. Orf
                               --------------------------------
                               Name: David L. Orf
                               Title: Vice-President

                           BANK OF AMERICA STRATEGIC SOLUTIONS, INC.

                           By: /s/ Therese Fontaine
                               --------------------------------
                               Name: Therese Fontaine
                               Title: Managing Director

                           ML CBO IV CAYMAN
                           By: Highland Capital Management, L.P.
                               as Collateral Manager

                           By: /s/ Mark Okada
                               --------------------------------
                               Name: Mark Okada
                               Title: Chief Investment Officer

                           HIGHLAND LEGACY, LTD
                           By: Highland Capital Management, L.P.
                               as Collateral Manager

                           By: /s/ Mark Okada
                               --------------------------------
                               Name: Mark Okada
                               Title: Chief Investment Officer

                           PAMCO CAYMAN LTD
                           By: Highland Capital Management, L.P.
                               as Collateral Manager

                           By: /s/ Mark Okada
                               --------------------------------
                               Name: Mark Okada
                               Title: Chief Investment Officer

                           KZH - HIGHLAND 2 LLC

                           By: /s/ Hi Hua
                               --------------------------------
                               Name: Hi Hua
                               Title: Authorized Agent

                           SRV - HIGHLAND, INC

                           By: /s/ Ann Morris
                               --------------------------------
                               Name: Ann Morris
                               Title: Assistant Vice-President

                           HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

                           By: /s/ Mark Okada
                               -------------------------------
                               Name: Mark Okada
                               Title: Chief Investment Officer